UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 4, 2023

Bellerophon Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36845	47-3116175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Independence Boulevard, Suite 402 Warren, New Jersey	07059
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 574-4770

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLPH	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

Separation Agreement

On April 25, 2023, Bellerophon Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K to report Nicholas Laccona’s notice of resignation as Principal Financial and Accounting Officer and Secretary. On May 4, 2023, the Company entered into a Separation Agreement (the “Separation Agreement”) with Mr. Laccona, pursuant to which Mr. Laccona and the Company agreed that Mr. Laccona’s employment with the Company will terminate on May 15, 2023 (the “Separation Date”). The Separation Agreement provides, among other things, that (i) the Company will pay Mr. Laccona a lump-sum payment in the amount of $30,000, such amount representing the accrued amount of Mr. Laccona’s 2022 bonus, and (ii) Mr. Laccona’s option to purchase 50,000 shares of the Company’s common stock, par value $0.01 (“Common Stock”), pursuant to an option grant on February 10, 2023, shall remain outstanding in accordance with the terms of the Company’s Amended and Restated 2015 Equity Incentive Plan until February 10, 2033 and will become exercisable for 12,500 shares of Common Stock on February 10, 2024, and the remaining 37,500 shares will be forfeited. The Separation Agreement also includes a release and waiver by Mr. Laccona and other customary provisions. In accordance with the Separation Agreement, Mr. Laccona was removed as the Company’s Principal Financial and Accounting Officer and Secretary as of May 5, 2023.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K..

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1+	Separation Agreement, dated as of May 4, 2023, by and between Bellerophon Therapeutics, Inc. and Nicholas Laccona
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

+ Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELLEROPHON THERAPEUTICS, INC.

Date: May 5, 2023	By:	/s/ Peter Fernandes
Name: Peter Fernandes Title: Chief Executive Officer

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